Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED

AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of May 7, 2012 (the “Effective Date”), is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Agent”) for the Lenders, and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders, the Agent and the Issuers have heretofore executed that certain Fourth Amended and Restated Credit Agreement, dated as of May 5, 2011 (as may be amended, supplemented, restated or otherwise modified from time to time, including pursuant to that certain Waiver to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2011, the “Credit Agreement”); and

WHEREAS, the parties hereto hereby further intend to amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the undersigned hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety with the following:

“Approved Counterparty” means any counterparty to a Hedging Contract with a Restricted Person that (a) is a Lender or an Affiliate of a Lender or (b) was a Lender or an Affiliate of a Lender at the time such Hedging Contract was consummated.

“Issuer” means each of Wells Fargo Bank, N.A., Natixis and The Toronto-Dominion Bank, New York Branch (or one of its respective Affiliates) or any other Lender which has agreed to issue one or more Letters of Credit at the request of the Agent (which shall, at the Borrower’s request, notify the Borrower from time to time of the identity of such other Lender); provided that no Issuer without its consent shall be required to have outstanding at any time Letters of Credit issued by such Issuer having a Stated Amount of more than $30,000,000 in the aggregate.

“Lender Parties” means the Agent, the Other Agents, the Issuers, the Lenders, the Approved Counterparties and their successors, transferees and assigns (provided that with respect to Approved Counterparties, the successor, transferee or assign, as applicable, meets the requirements of the definition of “Approved Counterparty” herein); and “Lender Party” means any of them.

“Loan Documents” means this Agreement, the Notes, all Letters of Credit, the Security Documents, any Hedging Contract between the Borrower or another Restricted Person and an Approved Counterparty, and all other agreements, amendments, supplements or other modifications, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Borrower or its Affiliates, properties, business or prospects, but inclusive of any fee letters between any Restricted Person and any Arranger, Agent or Other Agent).

(b) Amendment to Section 7.3(a) of the Credit Agreement. Section 7.3(a) of the Credit Agreement is hereby amended by (1) deleting the parenthetical in subclause (iii) that states “(except that any such contract that is with a Lender or an Affiliate of a Lender may be secured pursuant to the Security Documents and entitled to the benefits of Security Documents and the provisions of this Agreement and the other Loan Documents relating to the Collateral in accordance with Section 10.14)” and inserting in place thereof the following parenthetical “(except that any such contract that is with an Approved Counterparty may be secured pursuant to the Security Documents and entitled to the benefits of Security Documents and the provisions of this Agreement and the other Loan Documents relating to the Collateral in accordance with Section 10.14)” and (2) deleting the only parenthetical phrase in subclause (iv) and inserting in place thereof the following parenthetical “(unless at the time the contract is made such counterparty is an Approved Counterparty)”.

(c) Amendment to Section 9.4 of the Credit Agreement. Section 9.4 of the Credit Agreement is hereby amended by deleting the sentence that reads “For the avoidance of doubt, any indemnification relating to Taxes shall be covered exclusively by Section 3.6 and shall not be covered by this Section 9.4.” and inserting in place thereof the following:

“The Agent shall not be liable to any Approved Counterparty for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith; the Agent shall not be responsible for any recitals or warranties herein or under any Loan Document, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security. Each Approved Counterparty agrees to indemnify Agent (to the extent not reimbursed by Borrower within ten (10) days after demand) from and against such Approved Counterparty’s pro rata share of any and all liabilities and costs which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (including any Environmental Claims or violation or noncompliance with any Environmental Laws by any Person or any liabilities or duties of any Person with respect to the presence or Release of Hazardous Materials found in or released into the environment). For the avoidance of doubt, any indemnification relating to Taxes shall be covered exclusively by Section 3.6 and shall not be covered by this Section 9.4.”

(d) Amendment to Section 10.8 of the Credit Agreement. Section 10.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Governing Law; Submission to Process; Forum Selection. Each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Borrower, any Subsidiary, any guarantor, any Lender Party or any other party hereto or any related party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of Texas sitting in Harris County, and of the United States District Court of the Southern District of Texas, and any appellate court from any thereof and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas state court or, to the fullest extent permitted by applicable law, in such federal court; provided that, any suit seeking enforcement against any Collateral or other property may be brought, at the Agent’s option, in the courts of any jurisdiction where such Collateral or other property may be found (or in any jurisdiction that is otherwise applicable to such Collateral or property). Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of process by any means allowed under applicable Law, including by certified mail, return receipt requested, or by personal service within or without the State of Texas at the address for notices specified in Section 10.2 or Schedule II, as applicable. Each of the parties hereto hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that any of the parties hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, each such party hereby irrevocably waives to the fullest extent permitted by law such immunity in respect of its Obligations under the Loan Documents. The Loan Documents shall be deemed contracts and instruments made under and governed by the laws of the State of New York (including for such purposes Sections 5-1401 AND 5-1402 of the General Obligations Law of the State of New York); provided that to the extent that the law of a state in which Collateral or other property may be found (or in any jurisdiction that is otherwise applicable to such Collateral or property) governs with respect to procedural and substantive matters relating to the creation, perfection and enforcement of the liens, security interests and other rights and remedies of the Agent, any trustee, mortgagee or other secured party granted under the applicable Loan Document, the law of such state shall apply as to that portion of the Collateral or property located in (or which is otherwise subject to the laws of) such state.”

(e) Amendment to Section 10.14 of the Credit Agreement. Section 10.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Release of Collateral; Collateral Matters; Hedging. Agent and each Lender Party hereby irrevocably authorize Agent at its option and in its discretion to release (at Borrower’s expense) any Lien arising under the Security Documents (A) upon termination of the Commitments and (x) payment in full of all Obligations (other than contingent indemnification obligations), (y) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to Agent and the applicable Issuer shall have been made) and (z) the termination or unwinding of or the novation to a financial institution that is not an Approved Counterparty of all then existing Hedging Contracts originally entered into by an Approved Counterparty and a Restricted Person, (B) relating to interests in oil and gas

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properties that have been sold or otherwise transferred by any Restricted Person in compliance with Section 7.5, so long as (x) no Event of Default shall have occurred and be continuing, (y) the Agent has received a written request by Borrower, and (z) the Agent has received the indefeasible prepayment of the Loans and Letter of Credit Outstandings required in connection with such sale, if any, (C) subject to Section 10.1 if approved authorized or ratified in writing by the Majority Lenders or (D) in connection with any foreclosure sale or other disposition of Collateral after the occurrence of an Event of Default. The benefit of the Security Documents and the provisions of this Agreement and the other Loan Documents relating to the Collateral shall also extend to and be available on a pro rata basis to each Approved Counterparty in respect of any obligations under a Hedging Contract with any Restricted Person; provided that such Hedging Contract was entered into while such Approved Counterparty was a Lender or an Affiliate of a Lender. For the avoidance of doubt, the benefits of the Security Documents and the provisions of this Agreement and the other Loan Documents will not extend to Hedging Contracts entered into between a Restricted Person and a counterparty if such counterparty was not a Lender or an Affiliate of a Lender at the time such Hedging Contract was consummated. No Approved Counterparty shall have any voting or consent right under any Loan Document as a result of the existence of obligations owed to it under a Hedging Contract.”

(f) Amendment to Schedule 3 to the Credit Agreement. Schedule 3 to the Credit Agreement is hereby amended by deleting Schedule 3 to the Credit Agreement in its entirety and replacing it with a new Schedule 3 in the form attached as Exhibit A to this Amendment.

2. Redetermination of Borrowing Base. The Borrower and the Lenders hereby agree that effective as of the Effective Date (hereinafter defined), the Borrowing Base shall be equal to $650,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the Credit Agreement.

3. Representations and Warranties. The Borrower and each Restricted Person (if any) hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and such Restricted Person (if any) contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and such Restricted Person (if any) of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or such Restricted Person (if any) or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents other than, in each case, as would not reasonably be expected to cause a Material Adverse Change;

(c) the execution, delivery and performance by the Borrower and such Restricted Person of this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to enforcement of creditors’ rights; and

(d) no Default or Event of Default has occurred and is continuing.

4. Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date on the day on which the Agent has received all counterparts hereof duly executed by the Borrower, the Agent, the Issuers and all of the Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a) Delivery of Notes. The Agent shall have received, for the account of each Lender that has requested a Note, a Note payable to the order of such Lender duly executed and delivered by an Authorized Officer of the Borrower.

(b) Fees. The Agent shall have received for its own account, or for the account of each Lender, as the case may be, a fee for each Existing Lender (hereinafter defined) equal to 12.5bps on its Commitment (before giving effect to this Amendment) and a fee for each Lender becoming a Lender pursuant to this Amendment a fee equal to 62.5bps on its Commitment.

5. Assignment and Reallocation of Commitments, Etc. On the Effective Date, each of the lenders under the Credit Agreement prior to the effectiveness of this Amendment (each, an “Existing Lender”) hereby sells, assigns, transfers and conveys to the Lenders under the Credit Agreement as amended hereby, and each of the Lenders party to this Amendment hereby purchases and accepts, so much of the aggregate Commitments under, and Loans and participations in Letters of Credit outstanding under, the Credit Agreement such that, immediately after giving effect to the effectiveness of this Amendment (including any increase of the commitments effectuated hereby), the Revolving Loan Percentage Share of each Lender after giving effect to this Amendment, shall be as set forth on Schedule 3 hereto (it being understood that if any Letters of Credit are outstanding under the Credit Agreement as of the Effective

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Date of this Amendment, then each of the Lenders shall have purchased and accepted from the Existing Lenders, a participation in such outstanding Letters of Credit based on its respective Revolving Loan Percentage Share. The foregoing assignments, transfers and conveyances are without recourse to any Existing Lender and without any warranties whatsoever by the Agent, any Issuer or any Existing Lender as to title, enforceability, collectability, documentation or freedom from liens or encumbrances, in whole or in part, other than that the warranty of any such Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests. The Existing Lenders and the Lenders shall, if appropriate, make all appropriate adjustments in payments under the Credit Agreement, the “Notes” and the other “Loan Documents” thereunder for periods prior to the adjustment date among themselves, but in no event shall any such adjustment of LIBOR Loans constitute a payment or prepayment of all or a portion of any LIBOR Loans.

Each of the Agent and the Borrower hereby agrees that the provisions of this Section 5 satisfy the requirements of Section 10.6 of the Credit Agreement. The Agent hereby waives the processing fee otherwise required pursuant to Section 10.6 of the Credit Agreement in respect of the assignments pursuant hereto.

6. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. The Borrower and each other Restricted Person (if any) hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the Loan Documents (including, without limitation, all Security Documents) to which it is a party. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

7. Costs And Expenses. As provided in Section 10.4 of the Credit Agreement, the Borrower agrees to reimburse Agent for all reasonable costs and expenses incurred by or on behalf of Agent (including attorneys’ fees, consultants’ fees and engineering fees, travel costs and miscellaneous expenses) in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Agent in connection with this Amendment.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

11. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and its successors, transferees and assigns.

(The remainder of this page is intentionally left blank.)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

W&T OFFSHORE, INC.

By:	/s/ John D. Gibbons
Name: John D. Gibbons
Title: Chief Financial Officer

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TORONTO DOMINION (TEXAS) LLC, as Agent and Lender

By:	/s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

THE TORONTO-DOMINION BANK, as Issuer

By:	/s/ David Perlman
Name: David Perlman
Title: Associate Vice President

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IBERIABANK.

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

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BANK OF SCOTLAND, as Lender

By:	/s/ Julia R. Franklin
Name: Julia R. Franklin
Title: Vice President

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NATIXIS, as an Issuer and Lender

By:	/s/ Carlos Quinteros
Name: Carlos Quinteros
Title: Managing Director

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

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GE BUSINESS FINANCIAL SERVICES, INC. f/k/a MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as Lender

By:	/s/ Michael Beck
Name: Michael Beck
Title: Authorized Signatory

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Charles W. Patterson
Name: Charles W. Patterson
Title: Senior Vice President

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WELLS FARGO BANK, N.A., as an Issuer and Lender

By:	/s/ Edward Pak
Name: Edward Pak
Title: Director

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ING CAPITAL LLC, as Lender

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

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MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Dmitriy Barsky
Name: Dmitriy Barsky
Title: Authorized Signatory

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THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Terry Donoran
Name: Terry Donoran
Title: Managing Director

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CITIBANK, N.A., as Lender

By:	/s/ Phil Ballard
Name: Phil Ballard
Title: Vice President

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REGIONS BANK, as Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

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ABN AMRO CAPITAL USA, LLC, as Lender

By:	/s/ David L. Montgomery
Name: David L. Montgomery
Title: Director

By:	/s/ Darrell W. Holley
Name: Darrell W. Holley
Title: Managing Director

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CAPITAL ONE, N.A., as Lender

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

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GOLDMAN SACHS BANK, USA, as Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

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CADENCE BANK, N.A., as Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Senior Vice President

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BNP PARIBAS, as Lender

By:	/s/ PJ de Filippis
Name:	PJ de Filippis
Title:	Managing Director

By:	/s/ Mylene Dao
Name:	Mylene Dao
Title:	Managing Director

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SCHEDULE 3

LENDERS SCHEDULE

	Revolving Loan Percentage Share	Revolving Loan Commitment for $900,000,000 Aggregate Revolving Loan Commitment	Revolving Loan Commitment for $650,000,000 Initial Availability Amount on Effective Date
Lending Office:
Toronto Dominion (Texas) LLC 31 West 52nd Street, 20th Floor New York, New York 10019 Tel: (212) 827-7600 Fax: (212) 827-7227 Attn: Rose Warren (with a copy to: 909 Fannin, Suite 1950 Houston, Texas 77010 Tel: (713) 653-8211 Fax: (713) 652-2647 Attn: Martin Snyder)	8.461538%	$76,153,846.15	$55,000,000

Wells Fargo Bank 1700 Lincoln Street, 5th Floor Denver, CO 80203 Tel: (303) 863-5768 Fax: (303) 863-2729 Attn: Taylor Barnette	7.905983%	$71,153,846.15	$51,388,889

Morgan Stanley Bank, N.A. One Pierrepont Plaza Brooklyn, New York 11201 Tel: (718) 754-4041 Fax: (718) 233-2132 Attn: Michael Gavin	8.461538%	$76,153,846.15	$55,000,000

Bank of Scotland plc 1095 Avenue of the Americas, 35th Floor New York, New York 10036 Tel: (212) 450-0877 Fax: (212) 479-2806 Attn: Karen Weich	8.307692%	$74,769,230.77	$54,000,000

The Bank of Nova Scotia 720 King Street W, 2nd Floor Toronto, ON M5V 2T3 Tel: (212) 225-5705 Fax: (212) 225-5709 Attn: Ivica Anastasov	8.307692%	$74,769,230.77	$54,000,000

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Schedule 3 — Page 1

SCHEDULE 3

LENDERS SCHEDULE

	Revolving Loan Percentage Share	Revolving Loan Commitment for $900,000,000 Aggregate Revolving Loan Commitment	Revolving Loan Commitment for $650,000,000 Initial Availability Amount on Effective Date
Natixis 333 Clay Street, Suite 4340 Houston, Texas 77002 Tel: (713) 759-9495 Fax: (713) 571-6167 Attn: Liana Tchnernysheva	8.307692%	$74,769,230.77	$54,000,000

Amegy Bank National Association 4400 Post Oak Parkway #404 Houston, Texas 77027 Tel: (713) 232-2026 Fax: (713) 561-0345 Attn: Charles W. Patterson	6.538462%	$58,846,153.85	$42,500,000

ING Capital LLC 1325 Avenue of Americas New York, New York 10019 Tel: (646) 424-8244 Fax: (646) 424-8251 Attn: Frenklin Christian	6.538462%	$58,846,153.85	$42,500,000

General Electric Capital Corporation Corporate Financial Services 333 Clay Street Suite 4450 Houston, Texas 77002 Tel: (713) 951-2324 Fax: (713) 583-3271 Attn: Salman Patoli	4.615385%	$41,538,461.54	$30,000,000

Iberiabank 11 E. Greenway Plaza, Suite 2900 Houston, Texas 77046 Tel: (713) 624-7726 Fax: (713) 965-0276 Attn: Cameron Jones	4.615385%	$41,538,461.54	$30,000,000

Citibank, N.A. 1615 Brett Road, Building III New Castle, DE 19720 Tel: (302) 894-6052 Attn: Loan Administration	4.307692%	$38,769,230.77	$28,000,000

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Schedule 3 — Page 2

SCHEDULE 3

LENDERS SCHEDULE

	Revolving Loan Percentage Share	Revolving Loan Commitment for $900,000,000 Aggregate Revolving Loan Commitment	Revolving Loan Commitment for $650,000,000 Initial Availability Amount on Effective Date
Regions Bank 201 Milan Parkway Birmingham, AL 35211 Tel: (205) 420-7725 Fax: (205) 261-7069 Attn: Kelsey Davis (with a copy to: 201 Milan Parkway Birmingham, AL 35211 Tel: (205) 420-7436 Fax: (205) 261-7069 Attn: Valencia Jackson	4.000000%	$36,000,000.00	$26,000,000

ABN AMRO Capital USA, LLC 100 Park Avenue New York, NY 10017 Tel: (917) 284-6921 Fax: (917) 284-6697 Attn: Elsy Garcia (with a copy to: 100 Park Avenue New York, NY 10017 Tel: (917) 284-6904 Fax: (917) 284-6697 Attn: Glenn Ransier	4.000000%	$36,000,000.00	$26,000,000

Capital One, National Association 6200 Chevy Chase Dr. Laurel, MD 20707 Tel: (301) 939-5952 Fax: (301) 953-8692 Attn: Joy Victorio (with a copy to: 6200 Chevy Chase Dr. Laurel, MD 20707 Tel: (301) 939-5954 Fax: (301) 953-8692 Attn: Christy Wharton	4.000000%	$36,000,000.00	$26,000,000

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Schedule 3 — Page 3

SCHEDULE 3

LENDERS SCHEDULE

	Revolving Loan Percentage Share	Revolving Loan Commitment for $900,000,000 Aggregate Revolving Loan Commitment	Revolving Loan Commitment for $650,000,000 Initial Availability Amount on Effective Date
Sumitomo Mitsui Banking Corporation, NY Branch 277 Park Avenue New York, NY 10172 Tel: (212) 224-4285 Fax: (212) 224-5197 Attn: Vanessa Raoul (with a copy to: 227 Park Avenue New York, NY 10172 Tel: (212) 224-4393 Fax: (212) 224-5197 Tracey Watson	4.000000%	$36,000,000.00	$26,000,000

Goldman Sachs Bank USA 200 West Street New York, NY 10282 Tel: (212) 902-1099 Fax: (917) 977-3966 Attn: gs-sbd-admin- contacts@ny.email.gs.com	4.000000%	$36,000,000.00	$26,000,000

Cadence Bank, N.A. PO Box 1187 Starkville, MS 39760 Tel: (662) 324-4761 Fax: (662) 338-5026 Attn: Katherine Hackett (with a copy to: PO Box 1187 Starkville, MS 39760 Tel: (662) 324-4763 Fax: (662) 338-5025 Attn: Jennifer Pittman	3.076923%	$27,692,307.69	$20,000,000
BNP Paribas 1200 Smith Street, Suite 3100 Houston, TX 77002 Tel: (713) 982-1154 Fax: (713) 659-6915 Attn: Doug Liftman	.555556%	$5,000,000.00	$3,611,111
TOTAL	100%	$900,000,000.00	$650,000,000

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Schedule 3 — Page 4